J.P. Morgan 2018 Healthcare Conference REWRITING TREATMENTS FOR PATIENTS WITH CANCER AND OTHER SERIOUS DISEASES EPIZYME COMPANY OVERVIEW Exhibit 99.1

FORWARD-LOOKING STATEMENTS regulatory approvals to conduct trials or to market products; whether the Company’s cash resources will be sufficient to fund the Company's foreseeable and unforeseeable operating expenses and capital expenditure requirements; other matters that could affect the availability or commercial potential of the Company's therapeutic candidates; and other factors discussed in the "Risk Factors" section of the Company's most recent Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) in November 2017 and in the Company's other filings from time to time with the SEC. In addition, the forward-looking statements included in this presentation represent the Company's views as of the date hereof and should not be relied upon as representing the Company's views as of any date subsequent to the date hereof. The Company anticipates that subsequent events and developments will cause the Company's views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. Any statements in this presentation about future expectations, plans and prospects for Epizyme, Inc. (the “Company”) and other statements containing the words "anticipate," "believe," "estimate," "expect,“ "intend," "may," "plan," "predict," "project," "target," "potential," "will," "would," "could,“ "should," "continue," and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: uncertainties inherent in the initiation of future clinical studies and in the availability and timing of data from ongoing clinical studies; whether interim results from a clinical trial such as the interim data referenced in this presentation will be predictive of the final results of the trial; whether results from preclinical studies or earlier clinical studies will be predictive of the results of future trials; whether results from clinical studies will warrant meetings with regulatory authorities or submissions for regulatory approval; whether we will be able to satisfy the pathway to regulatory approval that we have identified; whether the Company will obtain

MULTIPLE TAZEMETOSTAT ACCELERATED APPROVAL OPPORTUNITIES TAZEMETOSTAT POSITIVE INTERIM DATA IN SOLID TUMORS AND BLOOD CANCERS FIRST NDA SUBMISSION TARGETED FOR 2H 2018 FINANCIALLY STRONG BROAD PIPELINE ADDRESSING NOVEL EPIGENETIC TARGETS EXPERIENCED LEADERSHIP TEAM

FOCUSED ON OUR VISION BUILD ROBUST CLINICAL PIPELINE WITH AT LEAST THREE NEW PRODUCT CANDIDATES IN DEVELOPMENT LAUNCH TAZEMETOSTAT GLOBALLY IN MOLECULARLY DEFINED SOLID TUMORS AND NON-HODGKIN LYMPHOMA EXPAND TAZEMETOSTAT INTO EARLY-LINE SETTINGS, COMBINATIONS AND NEW TUMOR TYPES FURTHER ESTABLISH OUR LEADERSHIP IN EPIGENETICS

A TRANSFORMATIONAL YEAR FOR EPIZYME FOLLICULAR LYMPHOMA Opened FL enrollment in US Presented interim Phase 2 data Accelerated EZH2 mutation enrollment Fully enrolled EZH2 wild-type cohort Engaged with regulatory authorities on registration path Granted Fast Track and Orphan Drug Designation DIFFUSE LARGE B-CELL LYMPHOMA (DLBCL) Presented interim Phase 2 data Accelerated EZH2 mutation enrollment Fully enrolled EZH2 wild-type cohorts DLBCL COMBINATIONS Initiated new combination with prednisolone Established safety with 800 mg dose of tazemetostat with atezolizumab (Tecentriq®); advanced R/R DLBCL study EPITHELIOID SARCOMA Completed enrollment in expanded cohort Presented interim Phase 2 data Engaged with regulatory authorities; defined path to accelerated approval submission MESOTHELIOMA Completed monotherapy study enrollment Met primary endpoint NON-SMALL CELL LUNG CANCER Initiated combination study with atezolizumab PIPELINE DEVELOPMENT Declared next epigenetic development candidate: EZM8266 targeting G9a for sickle cell disease PEDIATRIC INI1-NEGATIVE TUMORS Determined recommended Phase 2 dose Initiated dose-expansion stage ADULT INI1-NEGATIVE TUMORS Presented interim Phase 2 data Expanded to additional cohort: chordoma Surpassed futility in multiple cohorts (MRT, Other-INI1 tumors) Granted Orphan Drug Designation for soft tissue sarcomas

DIRECT DEPENDENCE ON EZH2 FUNCTION MONOTHERAPY TARGETED AGENT COMBO APPROACHES I/O COMBO APPROACHES OTHER ACTIVITIES B-CELL MATURATION TUMOR & IMMUNE PRIMING TAZEMETOSTAT DEVELOPMENT STRATEGY: BASED ON BROAD IMPLICATION OF EZH2 MECHANISM of ACtion FOLLICULAR LYMPHOMA (FL), DIFFUSE LARGE B-CELL LYMPHOMA (DLBCL), INI1-NEGATIVE SOLID TUMORS, MESOTHELIOMA 1 DLBCL AND FL COMBINATIONS 2 PD-L1 COMBINATION IN DLBCL AND NON-SMALL CELL LUNG CANCER 3

ADVANCING TAZEMETOSTAT FOR THE TREATMENT OF NON-HODGKIN LYMPHOMA

EVALUATING MULTIPLE NHL SUBTYPES (n=270)

- FL with EZH2 mutation
- FL with wild-type EZH2
- DLBCL with EZH2 mutation
- DLBCL with wild-type EZH2

COMPLETE PHASE 2 ENROLLMENT IN 2018

- Premier collaborations enhance recruitment efforts

US Oncology Research

SARAH CANNON
Fighting Cancer Together.

PROMISING INTERIM ACTIVITY, particularly in FL with EZH2 mutations[1]

- Durable objective responses in both FL populations
- Evolving responses in FL wild-type and DLBCL with EZH2 mutations

FAVORABLE SAFETY ACROSS ALL POPULATIONS[1]

ACTIVE REGULATORY ENGAGEMENT UNDERWAY

- Fast Track and Orphan Drug Designations for FL regardless of EZH2 status
- Fast Track Designation for DLBCL with EZH2 mutations
- Positive FDA engagement on FL registration strategy in late 2017

1. ICML 2017

7

FOLLICULAR LYMPHOMA: AN INCURABLE DISEASE TODAY

CLEAR OUSTANDING NEED
for new mechanistic approach



DIAGNOSIS: ~20% of patients have an EZH2 mutation[1]

~40,000 PATIENTS TREATED IN U.S. & EU5 ANNUALLY[2]

1ST-LINE CHEMO:
~90% get systemic therapy: rituximab-based combo chemo[3]

NO CHEMO-FREE TREATMENT OPTION TODAY

~80% PROGRESS TO 2ND-LINE:
More than half treated with rituximab-based combo chemo[3]

LIMITED BENEFIT IN R/R SETTING WITH SIGNIFICANT TOXICITIES

~75% PROGRESS TO 3RD-LINE:
Nearly all receive another combo chemo treatment[3]

TYPICAL LIFESPAN OF 7-10 YEARS FROM DIAGNOSIS;
MEDIAN OF 3-4 PRIOR THERAPIES[4,5] (range of 2-12[5])

Epizyme™

1. Morin, R. Nat Genet. 2010
2. Decision Resources 2017
3. Kantar Health 2016 US Treatment Architecture
4. Gopal, AK N Engl J Med. 2014
5. Aliqopa® (copanlisib) and Zydelig® (idelalisib) package inserts

8

POSITIVE INTERIM PHASE 2 EFFICACY DATA IN BOTH EZH2 MUTATION AND WILD-TYPE FL MEANINGFUL INTERIM EFFICACY DATA >50% patients refractory to last treatment 92% ORR in EZH2 mutation patients; 8% stable disease 26% ORR in wild-type EZH2 patients; 22% stable disease 75% of patients experienced reduction in tumor burden     Data as of 06/01/17; ICML 2017 Responses are durable; continue to evolve Initial responses observed between 2 and 8 months Duration of responses observed out to 15 months Evidence of PRs evolving to complete responses 0 5 15 10 Months Since Treatment Initiation

REGULATORY engagement UNDERWAY Advancing Tazemetostat BROADLY FOR fl Positive recent interaction with FDA on tazemetostat registration strategy for FL Fast Track Designation granted, regardless of EZH2 mutational status Phase 2 enrollment to finish in 2018 FL combination study to begin 2H 2018; designed to support registration strategy Updated FL data from ongoing Phase 2 study at a medical meeting in 2018 CONTINUING ENGAGEMENT WITH FDA ON PATH TOWARD ACCELERATED APPROVAL and further refining the registration strategy

DIFFUSE LARGE B-CELL LYMPHOMA:

MULTIPLE LINES OF TREATMENT

CLEAR OUSTANDING NEED
for tolerable treatment

DIAGNOSIS[1]: 40% GCB | 45% non-GCB (ABC) | 15% unclassified

20% w/ EZH2 mutation[2]
80% wild-type EZH2

~80,000 PATIENTS TREATED IN U.S. AND EU5 ANNUALLY[3]

NO STANDARD-OF-CARE FOR DLBCL PATIENTS WITH EZH2 MUTATION



100% OF 1ST-LINE USE:
rituximab-based combo chemo

RELAPSED/REFRACTORY
~45% relapse or become refractory to standard-of-care[1,4]: rituximab-based combo chemo

2ND-LINE COMBO CHEMO OR TRANSPLANT
~20% get transplant;
~75% salvage therapy

~60% PROGRESS TO 3RD-LINE TREATMENT; NO STANDARD-OF-CARE
Treatment choices include combination chemotherapy or clinical trials; no defined standard of care for EZH2 Mutation + patients

SURVIVAL REMAINS SHORT UPON RELAPSE[2]

Epizyme™

1. Younes, A. et al., JCO 2015
2. Morin, R. Nat Genet. 2010
3. Decision Resources 2017
4. Kantar Health 2016 US Treatment Architecture

11

TAZEMETOSTAT INTERIM ACTIVITY IN DLBCL PATIENTS WITH EZH2 MUTATIONS Highly refractory population Evolving 29% ORR in EZH2 mutation patients 69% experienced reduction in tumor burden Responses observed between 1 and 12 months 3 initial responders experienced clinical benefit for >1 year Phase 2 enrollment to finish in 2018 Updated data from ongoing Phase 2 study at a medical meeting in 2018 Multiple studies underway evaluating tazemetostat in combination regimens 0 5 20 10 Months Since Treatment Initiation 15     Data as of 06/01/17; ICML 2017

EXPLORING DLBCL TREATMENT OPPORTUNITY THROUGH COMBINATIONS


DIRECT DEPENDENCE ON EZH2 FUNCTION
B-CELL MATURATION
TUMOR & IMMUNE PRIMING
MONOTHERAPY
TARGETED AGENT COMBO APPROACHES
I/O COMBO APPROACHES

CHECKPOINT INHIBITOR: preclinical data suggest EZH2 inhibition may have a priming effect on tumor and immune system

- Phase 1b study with atezolizumab, anti-PD-L1 immunotherapy
- ~45 patients with R/R DLBCL
- Study operations managed by Genentech

Genentech
A Member of the Roche Group

R-CHOP: preclinical synergy with standard-of-care for DLBCL

- Phase 1b/2 study as front-line combination treatment
- Up to 133 newly diagnosed, elderly, high-risk patients with DLBCL
- Study operations managed by LYSA/LYSARC

Lysa

STEROID: preclinical synergy with prednisolone

- Enrolling as a separate cohort in the ongoing Phase 2 study
- ~70 R/R DLBCL wild-type patients
- Study operations managed by Epizyme

Epizyme

Epizyme™
13

EXPANDING TAZEMETOSTAT’S REACH: POTENTIAL TO ENHANCE CHECKPOINT INHIBITION THROUGH COMBINATION Graphic source: Chen and Mellman, Immunity 2013 EVIDENCE FOR EZH2 REGULATION SIGNIFICANT PRECLINICAL RATIONALE EZH2 inhibition may enhance immune system’s ability to fight cancer through direct effects on tumor and various immune components Preclinical data suggest EZH2 inhibition may improve activity of checkpoint inhibitors, such as atezolizumab (Tecentriq®) SIGNAL FINDING UNDERWAY IN COLD TUMOR: DLBCL Combination with atezolizumab in a non-inflamed tumor SIGNAL FINDING UNDERWAY IN HOT TUMOR: NSCLC Non-small cell lung cancer considered a hot tumor: known to respond to anti-PD-L1 treatment Global Phase 1b/2 study with atezolizumab as part of Genentech’s MORPHEUS Cancer Immunotherapy Platform Open for enrollment; operations managed by Genentech

EPITHELIOID SARCOMA: MEDIAN SURVIVAL OF ONLY ~30 MONTHS[1]

NEAR-TERM TEATMENT OPPORTUNITY
for patients with significant need[1]



RARE AND DEVASTATING SARCOMA
- ~600 ES patients in U.S. & EU5[1]; (1% of all soft tissue sarcomas[2])

SURGERY
75% diagnosed with local or regional ES; treated with surgical resection ± RT ± CT

65% will recur with advanced disease

SYSTEMIC TREATMENT FOR UNRESECTABLE OR METASTATIC ES
All treatments are chemotherapeutics

~80% PROGRESS TO 2ND-LINE[4]
Physician treatment choice driven by prior treatment; pazopanib; chemotherapies

~70% PROGRESS TO 3RD-LINE[4]
fragmented, physician discretion based on prior treatments

NO TREATMENTS INDICATED SPECIFICALLY FOR ES; TREATMENTS LABELED FOR SOFT TISSUE SARCOMAS BROADLY

1. Defined Health 2016 market research
2. Jawad M, et al. Clin Orthop Relat Res. 2009
3. Kim C, et al. APMIS. 2017
4. Epizyme commissioned market research

Epizyme™

15

CLINICALLY MEANINGFUL ACTIVITY IN patients with EPITHELIOID SARCOMA Phase 2 Patients Phase 1 Patients Response ES (n=31) DCR, n (%) Objective response (confirmed) Stable  disease ≥32 weeks 10 (32) 4 (13) 6 (19) Best overall response, n (%) Complete response Partial response (confirmed) Ongoing study drug Discontinued study drug Stable disease Ongoing study drug Discontinued study drug Progressive disease Not evaluable/unknown Ongoing study drug Discontinued study drug   0 4 (13) 2 (6) 2 (6) 18 (58) 6 (19) 12 (39) 7 (23) 2 (6) 0 2 (6) ORR, n (%) 4 (13)  Median PFS (mos) 5.7     Interim Phase 2 data as of 05/01/17; ASCO 2017 # of lines of prior anti-cancer therapy 0 5 10 15 Partial Response – Confirmed Partial Response – Unconfirmed Progressive Disease Disease Control Criteria met Ongoing 20 25 Months since treatment initiation 0 5 10 15 # of lines of prior anti-cancer therapy

Preparing for FIRST TAZEMETOSTAT NDA Pathway toward submission for accelerated approval for treatment of epithelioid sarcoma Enrollment completed in epithelioid sarcoma expansion cohort 60-patient cohort expected to form basis for regulatory submission Updated data at medical meeting in 2H 2018 TARGETING NEW DRUG APPLICATION SUBMISSION IN 2H 2018

EXPLORING ADDITIONAL INI1-NEGATIVE TUMORS:

MOLECULARLY DEFINED TUMORS WITH NO TARGETED TREATMENT OPTIONS

- Poor prognoses and high mortality rates
- U.S., EU, Japan annual incidence of ~2,000 patients (adults and children)[1]
- Current standard-of-care is surgical resection with or without radiation
- Limited effectiveness of chemotherapy; short durations of response


INI1-Negative Tumors
Malignant Rhabdoid Tumors
SCCOHT
Other INI1-negative Tumors

1. Defined Health 2015 market research

SCCOHT: Small cell carcinoma of the ovary-hypercalcemic type; INI1-negative prevalence in ~10% of SCCOHT tumors

Rhabdoid tumors (INI1- and SMARCA4-negative) include: malignant rhabdoid tumor, malignant rhabdoid tumor of the ovary, rhabdoid tumor of the kidney, atypical teratoid/rhabdoid tumor

Other INI1-negative tumors include: epithelioid sarcoma, epithelioid malignant peripheral nerve sheath tumor, extraskeletal myxoid chondrosarcoma, myoepithelial carcinoma, renal medullary carcinoma

Epizyme

18

TAZEMETOSTAT OPPORTUNITY IN CHILDREN WITH INI1-NEGATIVE TUMORS Data from dose-escalation portion of study presented in oral session at 2017 AACR-NCI-EORTC International Conference on Molecular Targets and Cancer Therapeutics; Includes all patients at all dose levels (240 mg/m2 through 1200 mg/m2) Dose-expansion underway in children with CNS rhabdoid tumors, ex-CNS rhabdoid tumors or non-rhabdoid INI1-negative tumors Phase 2 dose: 1200 mg/m2 BID on basis of PK, PD, safety and efficacy Encouraging anti-tumor activity in dose-escalation portion of study Well-tolerated to date Enrollment to be completed in 2H 2018

MESOTHELIOMA:
NO STANDARD-OF-CARE TREATMENT AFTER FIRST TREATMENT

GLOBAL PHASE 2 MONOTHERAPY TRIAL UNDERWAY; ENROLLMENT COMPLETED

- Completed enrollment of relapsed/refractory mesothelioma patients (74 patients total) in 2017
  - Part 1: safety and PK in all-comer patients
  - Part 2: disease control in mesothelioma patients with BAP1 loss-of-function (2-stage with embedded futility)
- Tazemetostat monotherapy dose: 800mg BID
- Achieved primary endpoint: >30% disease control rate (CR, PR or stable disease) at 12 weeks
- Data at medical meeting in mid-2018

LESS THAN 10% 5-YEAR SURVIVAL RATE[1]

12,000 new diagnoses annual in major markets[1]

~50% of diagnoses have BAP1 loss-of-function[2]
BAP1 demonstrated preclinical sensitivity to EZH2 inhibition[3]

Combo Chemo:
1st-Line platinum +Alimta®

No 2nd line standard-of-care treatment option[1]

1. Park EK Envi Health Perspectives 2011
2. Mahtab et al., Pathol. 2015
3. LaFave et al., Nature Medicine 2015

Epizyme

20

TAZEMETOSTAT: ‘PIPELINE-IN-A-PRODUCT’ WITH NEAR-TERM PATH TO REGISTRATION ACCELERATED APPROVAL OPPORTUNITIES in epithelioid sarcoma and FL MONOTHERAPY BENEFIT in relapsed/refractory treatment settings FAVORABLE SAFETY across clinical program ORAL DOSING provides ease-of-use for patients COMBINATION POTENTIAL in multiple settings and indications NDA SUBMISSION IN 2H 2018 for first indication

LEADERSHIP IN EPIGENTIC DRUG DISCOVERY

FOCUS ON 3 GENE FAMILIES:

1. HISTONE METHYLTRANSFERASES (HMTs)
2. HISTONE ACETYLTRANSFERASES (HATs)
3. HELICASES


ASSESS POOL OF EPIGENETIC GENE FAMILIES
APPLY CRISPR SCREENING TECHNOLOGY AND FUNCTIONAL GENOMICS APPROACH
ANALYZE TARGET CREDENTIALS
VIABLE CLINICAL PATH
FILLS UNMET NEED
DRUG - ABILITY
VALIDATED DISEASE BIOLOGY
IDENTIFY PRIORITY TARGETS
APPLY EPIGENETIC DRUG DISCOVERY ENGINE & COMPOUND LIBRARY
SMALL MOLECULE DRUG DEVELOPMENT USING MULTI-DISCIPLINARY APPROACH

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EZM8266: NOVEL G9A INHIBITOR ADVANCING TO CLINIC

EZM8266: potent, orally available inhibitor of G9a (EHMT2)

INHIBITION OF G9a SHOWN TO INCREASE LEVELS OF FETAL HEMOGLOBIN

- Elevation of fetal hemoglobin (normally silenced after birth) has disease-modifying potential for β-globinopathies, including sickle cell disease

ENCOURAGING PRECLINICAL ACTIVITY WITH EZM8266 TOOL COMPOUND[1]

- First *in vivo* study to demonstrate reactivation of mouse embryonic hemoglobin (developmental equivalent of human fetal hemoglobin) with a G9a inhibitor

INITIAL DEVELOPMENT PLANNED FOR SICKLE CELL DISEASE; PHASE 1 TO BEGIN EARLY 2019



EHMT1/2 INHIBITION
PREVENTION OF REPRESSIVE H3K9me2 MARK OF *HBG* locus
RE-EXPRESSION OF HbF PROTEIN
ANTI-SICKLING EFFECTS
CLINICAL BENEFIT
EHMT1
EHMT2
OFF
HBG locus
H3K9me2
ON
HbF
α
α
γ
γ
Normal red blood cell with normal hemoglobin
Mutated hemoglobin forms strands that cause sickle shape

Epizyme

[1] Epizyme preclinical data with tool compound; ASH 2017

23

FINANCIALLY STRONG TO SUPPORT SIGNIFICANT PIPELINE ADVANCEMENTS $218 MM IN NON-EQUITY FUNDING THROUGH STRATEGIC COLLABORATIONS 1. As of 9/30/17. 69.2M shares outstanding as of 9/30/17 $307.2 MM in cash and equivalents1 NO DEBT RUNWAY INTO AT LEAST 3Q 2019

2018 ROADMAP: A YEAR OF CLINCAL AND REGULATORY MILESTONES 2018 FOLLICULAR LYMPHOMA Present updated monotherapy data and refined registration path Initiate combination study DLBCL Present updated monotherapy data and next development steps Present combination data SICKLE CELL DISEASE Complete IND-enabling studies PEDIATRIC INI1-NEGATIVE TUMORS Advance study ADULT INI1-NEGATIVE TUMORS Present multi-cohort data FOLLICULAR LYMPHOMA Provide regulatory update EPITHELIOID SARCOMA Begin preparing NDA EPITHELIOID SARCOMA Complete initial registration study Present updated data Prepare for confirmatory study for ES Submit NDA for accelerated approval MESOTHELIOMA Present study data 2019

PIONEERING THE DEVELOPMENT OF EPIGENETIC MEDICINES TAZEMETOSTAT POSITIVE DATA IN SOLID TUMORS AND BLOOD CANCERS MULTIPLE TAZEMETOSTAT ACCELERATED APPROVAL OPPORTUNITIES FIRST NDA SUBMISSION TARGETED FOR 2H 2018 BROAD PIPELINE ADDRESSING NOVEL EPIGENETIC TARGETS FINANCIALLY STRONG EXPERIENCED LEADERSHIP TEAM MULTIPLE DATA PRESENTATIONS THROUGHOUT 2018